CONFORMED COPY

                                                                   Exhibit 10.15


                                 FIRST AMENDMENT
                                       TO
                         SUBLEASE TERMINATION AGREEMENT
                         ------------------------------

               HSBC Bank USA, National Association ("Landlord") and Marvel Enterprises ("Tenant") are parties to a certain Sublease Termination Agreement ("Termination") dated as of December 20, 2004. Landlord and Tenant hereby amend the Termination as follows:

               1. The Lease Expiration Date as defined in the Termination is hereby amended to be May 31, 2005. Provided that Tenant has timely complied with all of its obligations under the Termination, including without limitation, paragraph 3(e) thereof, Landlord will waive the payment of rent during May, 2005.

               2. In all other respects the Termination is ratified and reaffirmed, unaffected hereby.

Dated:  February 24, 2005

                                            HSBC Bank USA, National Association



                                            By:/s/ Michael L. Gembecki
                                               -----------------------
                                               Michael L. Gembecki
                                               First Vice President



                                            Marvel Enterprises, Inc.



                                            By:/s/ Kenneth P. West
                                               -------------------
                                               Kenneth P. West
                                               Executive Vice President and
                                               Chief Financial Officer